Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071-3106

April 3, 2012

VIA EDGAR

Securities and Exchange Commission
Division of Investment Management
100 F Street, NE
Washington, D.C. 20549

Re:	CNI Charter Funds (File Nos. 333-16093 and 811-07923)

Ladies and Gentlemen:

We are counsel to the above-referenced registrant, which proposes to file, pursuant to Rule 497(e) under the Securities Act of 1933, as amended, exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in an amended Prospectus, dated January 28, 2012, as supplemented March 20, 2012, and filed on March 20, 2012.

The purpose of this filing is to submit the 497(e) filing dated March 20, 2012, in XBRL format.

Please call the undersigned at (714) 830-0679 or Michael Glazer at (213) 680-6646 with any comments or questions relating to the filing.

Sincerely,

/s/ Laurie Dee

Laurie Dee

Enclosures